UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period: 1/31/10

Item 1.  Reports to Stockholders.

Generations Multi-Strategy Fund

________________________________________________________________________________

Semi-Annual Report

January 31, 2010

_____________________________________________________________________________________________

Investor Information: 1-877-238-2406

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Generations Multi-Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Generations Multi-Strategy Fund (GMSFX)

Shareholder Letter for the January 31, 2010 Semiannual Report

Investment Philosophy

Fund investments are focused primarily on the large-capitalization part of the equity market.  The portfolio core is comprised of high-quality companies that display what we believe to be solid long-term prospects and fundamentals we expect to remain prized regardless of the environment—such as earnings growth, balance sheet strength, return on capital and free cash flow—coupled with attractive valuations.  This serves as the backbone of the portfolio and generally is allocated the largest weighting as a percentage of market value.  Secondly, growth opportunity holdings are entities we believe hold promise of higher growth in market share, earnings and cash flow—which, if realized, may hold the key to strong price appreciation prospects over time.  Thirdly, the contrarian value segment consists of equity positions in firms that appear to hold attractive valuations and prospects, but are unappreciated by the markets due to a variety of reasons—including temporary setbacks, negative media coverage or other factors.  The latter two strategies represent smaller weightings in the portfolio, respectively.

Performance Summary

For the six months ended January 31, 2010, the Generations Multi-Strategy Fund earned a cumulative total return of 9.77%, compared to a return of 9.86% for the Standard and Poor’s 500 index of large company U.S. stocks.  For the full fiscal year, the Fund returned 34.21% versus a 33.12% total return for the index.  Since inception, the performance of the Fund compared even more favorably, returning 15.12% compared to the index’s 12.33%—both of which both of which are quoted on an annualized basis.  All return figures include price appreciation, reinvestment of dividend income and are net of fund expenses.

Relative to market volatility experienced from the Fund’s inception in the fall of 2008 through March of 2009, returns for equities as an asset class were solidly positive.  In the resurgence of more bullish sentiment, the stock market rebound was led by ‘higher beta’ names which have tended to display higher volatility in both rising and falling markets.  During the year, these types of firms tended to be those with an especially low (single-digit, in many cases) starting stock price and a focus on hard assets, materials and/or more cyclically-inclined industrial businesses.

In our view, the potential for a drawn-out economic recovery in the U.S. and belief that firms of higher fundamental quality have been underappreciated and undervalued relative to historical premiums assigned to these attributes, the Fund remained underweight in these higher-flying and more cyclical areas.  Consequently, performance suffered a bit during portions of the equity rally as many of the Fund’s holdings failed to keep up the same heady pace as that experienced in these more volatile parts of the market.  That said, we are quite pleased that the Fund’s performance tracked very closely to that of the overall equity market for the last six months—and outpaced the market for the full year—while experiencing a lower degree of price volatility.  This positioning was not an accident, and we remain convinced that higher-quality growth firms are poised to perform at a higher level than are their more highly leveraged cyclical counterparts.

During the last six months, portfolio returns can be attributed to individual firm factors as well as strategic industry positioning.  In particular, strong performance from the energy services and equipment group, in which we held a relative overweight, outpaced the broader energy sector, which consists mainly of large, integrated oil companies.  Specialized operations and products, rising energy prices and a strong foreign footprint aided results in that sector.  Additionally, selected consumer staples and health care company exposure was beneficial for the Fund relative to the broader market index.

While large-cap technology firms performed extremely well over the full year period as the economic recovery process began to take hold, more recent lagging returns weighed on the portfolio.  However, exposure to selected, niche firms as well as a focus on uniquely positioned business services firms served to benefit the Fund.  Other detractors included strategic investments in a handful of infrastructure industrial companies that we believe hold promise to benefit from several tailwinds over the intermediate- and longer-term.  In the U.S., expressed government stimulus priorities of repair and re-strengthening domestic internal infrastructure, including bridges, rail, and roadways, we expect should prove to be a strong source of growth for construction and contracting firms involved in that effort.  Additionally, these firms should benefit as emerging nations continue a trend of initial investment and enhancement in these areas.  Long story-short, while poorer near-term performance can be frustrating, themes can often take time to completely play out and become productive.

Outlook

We continue to favor firms, sectors and themes where long-term, sustainable growth thrives, as opposed to more cyclically-oriented, lower-quality firms which we view as being less durable and thereby having less attractive staying power over time.

In the current environment of what we believe to be the beginning of a perhaps slower-than-normal and less consistent economic growth ahead, higher quality firms continue to look attractive.  We define higher quality as firms as those with more fundamentally sound business models and strong, consistent earnings and cash flow growth—including a current or potential ability to derive revenue from foreign operations.  At the fiscal year-end, we remained overweight to ‘growth’ sectors of the market:  health care, consumer staples and information technology.  In keeping with the same theme, we remain underweight in areas that we consider to be less attractively priced and perhaps more sensitive to economic disappointments, which include materials, industrials and broader energy.  We remain roughly market-weight in the consumer discretionary and financials sectors, and the Fund currently holds no positions in the telecommunications services and utilities industries.

Our rationale for owning strong growth companies remains the same from a multi-year standpoint and expect that such firms will not only benefit from strong brand identity and pricing power in both U.S. and non-U.S. markets, but will be also able to experience beneficial growth from growing sales in foreign markets—especially emerging nations that are undergoing structural economic change and improvement in standard of living.  We anticipate such developments should aid growth in market share and revenue particularly for firms in consumer staples and health care, among other industries.  On a broader scale, we feel that strategic investments related to or directly in firms beyond the borders of the U.S. may offer significant growth opportunities in coming years and may see enhanced weightings in the portfolio.

Despite the strong price returns achieved during the last year in the equity markets, as always, we continue to seek out and evaluate potential ‘value’ opportunities.  Successful value holdings in the Fund have originated on a company-by-company basis, from a wide variety of industries, and we expect this to continue.  It is through this type of research that we feel a portfolio such as this one has the potential of value-added returns over and above that of the overall stock market over extended periods of time.  In a portfolio of a more limited number of stock holdings, much of the potential performance versus the broader market is derived by flexibility and the ability to deviate significantly from market, insofar as industry weightings are concerned.  We believe that this will continue to be a source of opportunity over a multi-year investment timeframe.

We appreciate your continued confidence and trust.

Performance for Fiscal Period Ended January 31, 2010
	1 Year	5 Years	10 Years	Inception (10/21/2008)
Generations Multi-Strategy Fund	34.18%	NA	NA	15.11%
S&P 500 Index	33.14%	0.18%	-0.80%	12.36%

                                                                       Periods over one year represent average annualized returns.

Performance for Most Recent Quarter Ended December 31, 2009
	1 Year	5 Years	10 Years	Inception (10/21/2008)
Generations Multi-Strategy Fund	25.81%	NA	NA	18.40%
S&P 500 Index	26.46%	0.42%	-0.95%	16.82%

                                                                       Periods over one year represent average annualized returns.

Source:  Gemini Fund Services, LLC

Mutual funds involve risk including possible loss of principal.  The performance data quoted represents past performance and is not a guarantee of future results.  Performance assumes reinvestment of all dividends and capital gain distributions.  Investment return and principal value of this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For the most recent month-end performance, call 877-238-2406.

The total annual operating expense ratio as of the most recent prospectus was 1.70%, and may vary in future years.  Since December 1, 2009, the Fund’s advisor has been temporarily waiving a portion of the Fund’s expenses to a limit of 1.35% (See Prospectus for details).  Otherwise, the returns would have been lower.

This report is authorized for use by existing shareholders.  A current Generations Multi-Strategy Fund prospectus must accompany or precede this piece if it is distributed to prospective shareholders.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Generations Multi-Strategy Fund before investing.  This and other important information about the Fund is contained in the prospectus, to obtain an additional prospectus please call 1-877-238-2406.  Read the prospectus carefully before you invest or send money.  The Generations Multi-Strategy Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

This letter represents the current opinion of the Fund’s investment advisor and is subject to change at any time.  Actual results may differ materially and there is no guarantee that opinions will prove to be correct, and should not be relied upon as statements of fact.

The information provided in this report should not be considered a recommendation to buy, sell or hold any particular security.

Returns for the indices are provided for comparison.  The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.  The S&P 500® Index is an unmanaged composite of 500-large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Shares of the Generations Multi-Strategy Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

0205-NLD-2/9/2010

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
January 31, 2010
	Shares	Market Value

COMMON STOCK - 95.85%
BANKS - 6.41%
U.S. Bancorp	72,900	$ 1,828,332
Wells Fargo & Co.	60,800	1,728,544
		3,556,876
BEVERAGES - 7.23%
Brown-Forman Corp. - Cl. B	33,700	1,729,484
PepsiCo, Inc.	38,300	2,283,446
		4,012,930
CHEMICALS - 2.14%
Ecolab, Inc.	27,000	1,185,300

COMMERCIAL SERVICES - 3.04%
Paychex, Inc.	58,200	1,687,218

COMPUTERS - 5.19%
Accenture Ltd.	28,600	1,172,314
Hewlett Packard Co.	36,200	1,703,934
		2,876,248
COSMETICS / PERSONAL CARE - 8.60%
Colgate-Palmolive Co.	30,000	2,400,900
Procter & Gamble Co.	38,500	2,369,675
		4,770,575
DISTRIBUTION / WHOLESALE - 2.17%
Fastenal Co.	29,000	1,202,920

DIVERSIFIED FINANCIAL SERVICES - 4.19%
Nasdaq Stock Market, Inc. *	60,500	1,088,395
T. Rowe Price Group, Inc.	24,900	1,235,538
		2,323,933
ELECTRONICS - 1.83%
Flextronics International Ltd. *	160,300	1,016,302

ENGINEERING & CONSTRUCTION - 4.13%
Fluor Corp.	23,300	1,056,422
Jacobs Engineering Group, Inc. *	32,600	1,231,954
		2,288,376
ENVIRONMENTAL CONTROL - 2.18%
Stericycle, Inc. *	22,800	1,206,804

HEALTHCARE - PRODUCTS - 7.67%
Johnson & Johnson	37,700	2,369,822
Stryker Corp.	36,300	1,884,696
		4,254,518
INSURANCE - 2.36%
Berkshire Hathaway, Inc. - Cl.B *	17,150	1,310,774

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
January 31, 2010
	Shares	Market Value

MEDIA - 3.21%
Walt Disney Co.	60,300	$ 1,781,865

OIL & GAS - 5.66%
BP PLC - ADR	36,300	2,037,156
Noble Corp. *	27,400	1,104,768
		3,141,924
OIL & GAS SERVICES - 4.12%
BJ Services Co.	64,400	1,331,148
Schlumberger Ltd.	15,000	951,900
		2,283,048
PHARMACEUTICALS - 5.44%
Abbott Laboratories	33,400	1,768,196
Teva Pharmaceutical Industries Ltd. - ADR	22,000	1,247,840
		3,016,036
REAL ESTATE - 2.31%
CB Richard Ellis Group, Inc. *	104,000	1,279,200

RETAIL - 6.20%
Wal-Mart Stores, Inc.	40,700	2,174,601
Yum! Brands, Inc.	37,000	1,265,770
		3,440,371
SEMICONDUCTORS - 1.92%
Texas Instruments, Inc.	47,200	1,062,000

SOFTWARE - 7.60%
Autodesk, Inc. *	49,000	1,165,710
Cerner Corp. *	17,300	1,308,745
Intuit, Inc. *	58,800	1,741,068
		4,215,523
TELECOMMUNICATIONS - 2.25%
Cisco Systems, Inc. *	55,500	1,247,085

TOTAL COMMON STOCK		53,159,826
( Cost - $45,526,348)

EXCHANGE TRADED FUNDS - 3.50%
EQUITY FUND - 3.50%
iShares Nasdaq Biotechnology Index Fund	23,300	1,938,793
TOTAL EXCHANGE TRADED FUNDS		1,938,793
( Cost - $1,846,734)

SHORT-TERM INVESTMENTS - 0.43%
MONEY MARKET FUND - 0.43%
AIM STIT-Treasury Portfolio, Institutional Class, 0.20% +	239,837	239,837
TOTAL SHORT-TERM INVESTMENTS		239,837
( Cost - $239,837)

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
January 31, 2010
		Market Value

TOTAL INVESTMENTS - 99.78%
( Cost - $47,612,919) (a)		$ 55,338,456
OTHER ASSETS LESS LIABILITIES - 0.22%		124,583
NET ASSETS - 100.00%		$ 55,463,039

*Non-income producing security
+Reflects yield at January 31, 2010
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$ 7,955,041
Unrealized depreciation	(229,504)
Net unrealized appreciation	$ 7,725,537

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
January 31, 2010

Assets:
Investments in Securities at Market Value (identified cost $47,612,919)	$ 55,338,456
Receivable for Fund Shares Sold	180,612
Dividends and Interest Receivable	74,983
Prepaid Expenses and Other Assets	11,958
Total Assets	55,606,009

Liabilities:
Payable for Fund Shares Redeemed	79,433
Accrued Advisory Fees	34,121
Payable to Other Affiliates	11,340
Accrued Distribution Fees	8,106
Other Accrued Expenses	9,970
Total Liabilities	142,970

Net Assets (Unlimited shares of no par value interest
authorized; 4,664,096 shares of beneficial interest outstanding)	$ 55,463,039

Net Asset Value, Offering and Redemption Price Per Share
($55,463,039 /4,664,096 shares of beneficial interest outstanding)	$ 11.89

Composition of Net Assets:
At January 31, 2010, Net Assets consisted of:
Paid-in-Capital	$ 49,818,083
Accumulated Undistributed Net Investment Income	6,440
Accumulated Net Realized Loss On Investments	(2,087,021)
Net Unrealized Appreciation on Investments	7,725,537
Net Assets	$ 55,463,039

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended January 31, 2010

Investment Income:
Dividend Income (net of $1,226 foreign taxes)	$ 377,867
Interest Income	227
Total Investment Income	378,094

Expenses:
Investment Advisory Fees	213,450
Transfer Agent Fees	29,161
Administration Fees	21,629
Distribution Fees	20,433
Fund Accounting Fees	16,978
Registration & Filing Fees	15,498
Audit Fees	8,505
Chief Compliance Officer Fees	5,634
Printing Expense	5,010
Custody Fees	4,987
Legal Fees	4,947
Trustees' Fees	2,488
Miscellaneous Expenses	2,461
Insurance Expense	490
Total Expenses	351,671
Less: Investment Advisory Fees Waived	(70,254)
Net Expenses	281,417

Net Investment Income	96,677

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	1,188,555
Net Change in Unrealized Appreciation on:
Investments	2,950,962
Net Realized and Unrealized Gain on Investments	4,139,517

Net Increase in Net Assets Resulting From Operations	$ 4,236,194

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the six months	For the period
	ended	ended
	January 31, 2010	July 31, 2009**
	(Unaudited)
Operations:
Net Investment Income	$ 96,677	$ 262,235
Net Realized Gain (Loss) on Investments and Options	1,188,555	(3,275,576)
Net Change in Unrealized Appreciation on Investments	2,950,962	4,774,575
Net Increase in Net Assets
Resulting From Operations	4,236,194	1,761,234

Distributions to Shareholders From:
Net Investment Income ($0.05 and $0.02 per share, respectively)	(258,097)	(94,375)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (1,385,829 and 4,906,439	16,560,242	49,598,451
shares, respectively)
Distributions Reinvested (20,144 and 9,300 shares, respectively)	246,769	88,537
Cost of Shares Redeemed (658,847 and 998,769 shares, respectively)	(7,941,380)	(8,734,536)
Total From Shares of Beneficial Interest Transactions	8,865,631	40,952,452

Increase in Net Assets	12,843,728	42,619,311

Net Assets:
Beginning of Period	42,619,311	-
End of Period	$ 55,463,039	$ 42,619,311

Undistributed Net Investment Income at End of Period	$ 6,440	$ 167,860
_______
**Since October 21, 2008 (Commencement of Operations)

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period.

	For the six months		Period
	ended		Ended
	January 31, 2010		July 31, 2009**
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.88		$ 10.00
Increase From Operations:
Net investment income (a)	0.02		0.07
Net gain from securities
(both realized and unrealized)	1.04		0.83
Total from operations	1.06		0.90

Less Distributions:
From net investment income	(0.05)		(0.02)
Total Distributions	(0.05)		(0.02)

Net Asset Value, End of Period	$ 11.89		$ 10.88

Total Return (b)	9.76%		9.08%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 55,463		$ 42,619
Ratio to average net assets:
Expenses, Gross	1.40%	(c)	1.44%	(c)
Expenses, Net of Reimbursement	1.12%	(c)	0.97%	(c)
Net investment income, Gross	0.10%	(c)	0.53%	(c)
Net investment income, Net of Reimbursement	0.38%	(c)	1.00%	(c)
Portfolio turnover rate	16%		83%

__________
**The Fund commenced operations on October 21, 2008.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

January 31, 2010

1.

ORGANIZATION

Generations Multi-Strategy Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on October 21, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2010

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$53,159,826	-	-	$53,159,826
Exchange Traded Funds	1,938,793	-	-	1,938,793
Short-Term Investments	239,837	-	-	239,837
Total	$55,338,456	-	-	$55,338,456

             *Please refer to the Schedule of Investments for industry classifications.

  The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Option Transactions – The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Purchased options are non-income producing securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions expected to be taken during the period ended January 31, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2010

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Three G Financial, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the six months ended January 31, 2010, the Adviser earned advisory fees of $213,450.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until November 30, 2010, so that the total annual operating expenses of the Fund do not exceed 1.35% of the Fund’s average daily net assets.  Prior to December 1, 2009, the total annual operating expense ratio was limited to 0.97% by the Adviser.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the six months ended January 31, 2010, the Adviser waived fees of $70,254. Cumulative expenses subject to recapture by the Adviser as of January 31, 2010 amounted to $196,393 all of which will expire in 2012

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

  8 basis points or 0.08% per annum on the first $100 million in net assets

  6 basis points or 0.06% per annum on the next $150 million in net assets

  5 basis points or 0.05% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2010

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $10,250, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended January 31, 2010, the Fund incurred expenses of $5,634 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the six months ended January 31, 2010, GemCom received $5,526 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the six months ended January 31, 2010, the Fund incurred distribution fees of $20,433.  Prior to December 1, 2009, the Fund did not make any payments to the Distributor.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The Trust pays the chairperson of the Audit committee an additional $2,500 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended January 31, 2010 amounted to $17,258,408 and $7,711,089, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions was as follows:

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2010

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $3,012,787 of such capital losses.

6.

SHAREHOLDER VOTES

At a Special Meeting of the Fund, held at the offices of Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788, on Friday, November 20, 2009, shareholders of record at the close of business on September 30, 2009 voted to approve the following proposals:

Proposal 1: Approve a new Investment Sub-Advisory Agreement between Three G Financial, LLC, the Fund’s investment adviser and FocusPoint Solutions, Inc. the proposed sub-adviser.

Shares Voted

Shares Voted Against

    In Favor

      or Abstentions

    2,343,283

19,800

Proposal 2: Approve of a Distribution Plan Pursuant to Rule 12b-1 for the Fund.

              Shares Voted

Shares Voted Against

   In Favor

      or Abstentions

    2,333,726

29,357

7.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Generations Multi-Strategy Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2010

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (8/1/09)	Ending Account Value (1/31/10)	Expenses Paid During the Period* (8/1/09 to 1/31/10)
Actual	$1,000.00	$1,097.65	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

*Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.12%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Portfolio Composition (Unaudited)

Sector	Percent**
Consumer- Non-Cyclical	36.3%
Financial	18.8%
Technology	14.5%
Energy	9.8%
Consumer- Cyclical	8.4%
Communications	5.5%
Industrial	2.2%
Basic Materials	2.2%
Utilities	1.9%
Short-Term Investments	0.4%
Total	100.0%

                                                                                                       **Based on portfolio market value as of January 31, 2010

Generations Multi-Strategy Fund

APPROVAL OF SUB-ADVISORY AGREEMENT (Unaudited)

In connection with a regular meeting held on September 24, 2009, the Board of the Northern Lights Fund Trust (the “Trust”), including a majority of the Independent Trustees, discussed the approval of the sub-advisory agreement between Three G Financial, LLC (the “Adviser”) and FocusPoint Solutions, Inc. (the “Sub-Adviser”)(the “Sub-Advisory Agreement”). In considering the proposed Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. These materials included: (a) information on the investment performance of the Sub-Adviser similarly managed accounts and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Sub-Adviser; and (d) investment management staffing.

In its consideration of the proposed Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Sub-Adviser’s research capabilities and the experience of its fund management personnel.  The Trustees concluded that the Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the experience of the portfolio managers and the prior performance of the Sub-Adviser with its existing accounts.  The Board concluded that the Sub-Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Sub-Adviser would charge a 0.25% annual sub-advisory fee, based upon the average net assets of the Fund. It was noted that the Sub-Adviser’s fee would be paid directly by Adviser based upon the Fund’s current management fee and there would be no increased ongoing cost to shareholders as a result of the Sub-Adviser’s appointment as the Fund’s Sub-Adviser. The Trustees concluded that the Fund’s sub-advisory fee was acceptable in light of the quality of the services the Fund expected to receive from the Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Sub-Advisory Agreement, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Sub-Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures is fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Sub-Advisory Agreement.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

Investment Adviser

Three G Financial, LLC

5940 South Rainbow Boulevard

Las Vegas, Nevada 89118

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

Mail Drop 1090CC

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-238-2406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-238-2406.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/9/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/9/10

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/9/10